BLACKROCK FUNDSSM

BlackRock U.S. Impact Fund

BlackRock International Impact Fund

BlackRock Global Impact Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 16, 2022 to the Summary Prospectuses and the

Prospectuses of the Funds, each dated August 27, 2021, as supplemented to date

Effective immediately, the following changes are made to the Funds’ Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About [Fund] — Portfolio Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About [Fund] — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Eric Rice	2020	Managing Director of BlackRock, Inc.
Sheetal Prasad	2022	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Manager of the Funds” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUNDS
The Funds are managed by a team of financial professionals. Eric Rice and Sheetal Prasad are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Funds. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Eric Rice	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. and Head of Active Equities Impact Investing since 2019; Portfolio Manager at Wellington Management from 1997 to 2019.
Sheetal Prasad	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2022; Portfolio Manager and Research Analyst at Jennison Associates from 2007 to 2022.

Shareholders should retain this Supplement for future reference.